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                                                                   EXHIBIT 10.17


                              PAGING NETWORK, INC.

                             1991 STOCK OPTION PLAN

         1. Purpose. The purpose of this Plan is to advance the interests of PAGING NETWORK, INC. (the "Company") by providing an opportunity to selected key employees of the Company and its subsidiaries to purchase Common Stock of the Company through the exercise of options granted under this Plan. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees of training, experience and ability. It is intended that this purpose will be effected by the granting of nonqualified stock options ("nonqualified options") the federal income tax treatment of which is determined under Section 83 of the Internal Revenue Code of 1986, as amended from time to time, and regulations thereunder (the "Code"), and incentive stock options intended to qualify under Section 422 of the Code.

         2. Effective Date. This 1991 Stock Option Plan (the "Plan") became effective on August 23, 1991, the date it was adopted by the Board of Directors of the Company. The Plan was approved by the stockholders of the Company on August 23, 1991. The Plan was amended by the Board of Directors on January 26, 1993, subject to stockholder approval, which was given on May 20, 1993. The
Plan was further amended by the Board of Directors on September 11, 1996 and on January 9, 1997, subject to stockholder approval, which was given on May 22, 1997.

         3. Stock Subject to the Plan. The shares that may be granted under this Plan shall not exceed in the aggregate 13,950,000 shares of the $.01 par value common stock of the Company ("Common Stock"). Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be the subject of an option under the Plan. The shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued shares or issued shares re-acquired by the Company. In addition to foregoing aggregate limitation, no more than 500,000 shares may be granted under this Plan in any one calendar year to any one eligible individual.

         4. Administration. The Plan shall be administered either by the Board of Directors of the Company (the "Board"), if each member of the Board is a disinterested person, or by a committee comprised of two or more directors of the Company who are disinterested persons and who are not employees of the Company or its parent or a subsidiary ("nonemployee directors"). The members of such committee shall be elected by the Board, which shall have the discretion to remove any member of the committee for
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any reason. Hereinafter, the term "Committee" shall mean the entity administering the Plan pursuant to this paragraph, whether the administrator is the Board or a committee.

         Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons. In addition, no employee shall have a right to be granted an option or, having received an option, a right to again be granted an option.

         5. Eligible Employees. Incentive options or nonqualified options, or both, may be granted to such key employees of the Company or of any of its subsidiaries, including officers and members of the Board who are also employees of the Company or of its subsidiaries, as are selected by the Committee.

         6. Duration of the Plan. This Plan shall terminate August 22, 2001, unless terminated earlier pursuant to Paragraph 12 hereafter, and no options may be granted thereafter.

         7. Restrictions on Incentive Options. Incentive options (but not nonqualified options) granted under this Plan shall be subject to the following restrictions:

                 (a) Limitation on Number of Shares. (i) With respect to options granted before January 1, 1987, the aggregate fair market value, determined as of the date the option is granted, of the shares for which an employee may be granted incentive options in any calendar year shall not exceed $100,000 plus any "unused limit carryovers", as that term is defined under
Section 422A(c)(4) of the Code (as in effect immediately prior to its amendment by the Tax Reform Act of 1986), available in such year; or (ii) with respect to options granted after December 31, 1986, the aggregate fair market value, determined as of the date the option is granted, of the shares with respect to which options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. If an incentive option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds the aforementioned $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a nonqualified option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or its parent or a subsidiary which is also intended to comply with the provisions of Section 422 of the Code, the $100,000
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limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under all such plans.

                 (b) 10% Stockholder. If any employee to whom an incentive option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or a subsidiary, then the following special provisions shall be applicable to the incentive option granted to such individual:

                          (i)     The option price per share subject to such
incentive option shall not be less than 110% of the fair market value of one share on the date of grant; and

                          (ii)    The incentive option shall not have a term in
excess of five (5) years from the date of grant.

         8. Terms and Conditions of Options. Options granted under this Plan shall be evidenced by stock option agreements in such form and containing such terms and conditions as the Committee shall determine; provided, however, that such agreements shall evidence among their terms and conditions the following:

                 (a) Price. Subject to the conditions on incentive options in Paragraph 7(b), if applicable, the purchase price per share of Common Stock payable upon the exercise of each option granted hereunder shall be as determined by the Committee in its discretion, and shall be not less than 100% of the fair market value of the stock on the day the option is granted. Such fair market value shall be determined in accordance with procedures to be established in good faith by the Committee in conformity with regulations issued by the Internal Revenue Service with regard to incentive and nonqualified stock options.

                 (b) Number Of Shares. Each option agreement shall specify the number of shares to which it pertains.

                 (c) Exercise of Options. Subject to the conditions on incentive options in Paragraph 7(b), if applicable, each option grant shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such option; provided, however, that no option shall be exercisable with respect to any shares later than ten (10) years after the date of the grant of such option.
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                 (d)      Notice of Exercise and Payment. An option shall be
exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of shares for which it is exercised. If said shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be made either by (i) cashier's or certified check, (ii) if permitted by the Committee and stated in the option agreement, by delivery and assignment to the Company of shares of Common Stock having a value equal to the option price, or (iii) by a combination of (i) and
(ii). The value of the Common Stock for such purpose shall be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Committee.

                 (e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver shares of Common Stock upon exercise of an option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local tax withholding obligations.

                 (f) Non-Transferability. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee (or the optionee's guardian or legal representative).

                 (g) Termination of Options. Each option agreement shall contain provisions for the termination of the options granted thereunder if the optionee ceases for any reason to be an employee of the Company, or its parent or a subsidiary, no more favorable to the optionee than the following:

                          (i)     if the optionee ceases to perform services
for the Company or its parent or a subsidiary by reason of resignation or other voluntary action of the optionee before his retirement on or after age 55, or if the Company or its parent or a subsidiary determines that it no longer wishes to engage the optionee's services and makes such determination based on cause, the option shall terminate at the time of such resignation or termination and may not be exercised thereafter;

                          (ii)    if the optionee ceases to perform services
for the Company or its parent or a subsidiary for any reason other than cause,
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disability, death, or resignation or other voluntary action before his retirement on or after age 55, he may at any time within a period of thirty
(30) days after he ceased to perform services exercise each of his options to the extent that the option was exercisable by him on the date on which he ceased to perform services for the Company or its parent or a subsidiary;

                          (iii)   if the optionee ceases to perform services
for the Company or its parent or a subsidiary because of disability within the meaning of Section 22(e)(3) of the Code, he may at any time within a period of one (1) year after such termination of employment exercise his option to the extent that the option was exercisable by him on the date he ceased to perform services for the Company or its parent or a subsidiary; and

                          (iv)    if the optionee dies at a time when he might
have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred pursuant to Paragraph 8(e) hereof may, at any time within a period of one (1) year after the optionee's death, or the termination of the option pursuant to this Plan, whichever is earlier, exercise it to the extent the optionee might have exercised it at the time of his death;

provided, however, that the Committee may provide specifically in a nonqualified option agreement, but not an incentive option agreement, for such other period of time during which an optionee may exercise an option after termination of services as the Committee may approve, subject to the overriding limitation that no option may be exercised to any extent by anyone after the date of expiration of the option.

                 (h) Rights as Stockholder. An optionee shall have no rights as a stockholder with respect to any shares covered by his option until the date the option has been exercised and the full purchase price for such shares has been received by the Company.

         9. Stock Dividends; Stock Splits; Stock Combinations; Recapitalization. Appropriate adjustment shall be made in the maximum number of shares of Common Stock subject to the Plan and in the number, kind, and option price of shares covered by outstanding options granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalization and other similar changes in the capital structure of the Company after the effective date of the Plan.

         10. Merger; Sale of Assets; Dissolution. Except as otherwise determined by the Committee, if the Company is merged or consolidated into a new surviving company and the holders of the Company's voting securities
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(on a fully-diluted basis) immediately prior to the merger or consolidation own less than a majority of the ordinary voting power to elect directors of the new surviving company (on a fully-diluted basis), or if there is a sale of all or substantially all of the Company's assets or capital stock in any transaction or series of related transactions, then (i) ten business days before any such occurrence, every option outstanding hereunder shall become immediately exercisable in full, to the extent not then exercised, and (ii) upon such occurrence, every option outstanding hereunder will terminate, to the extent not then exercised. In the event of a change of the Common Stock resulting from a merger or similar reorganization other than as described in the preceding sentence, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options granted hereunder and the price per share thereof shall be appropriately adjusted, in such manner as the Committee may deem equitable, to prevent substantial dilution or enlargement of the rights available or granted hereunder.

         11.     Definitions.

                 (a) The term "disinterested person" shall have, for purposes of this Plan, the meaning ascribed to it in Rule 16b-3(c)(2)(i) under
Section 16 of the Securities Exchange Act of 1934, as amended from time to time.

                 (b) The term "employee" shall have, for purposes of this Plan, the meaning ascribed to it under Section 3401(c) of the Code and the regulations promulgated thereunder; the term "key employees" means those executive, administrative or managerial employees who are determined by the Committee to be eligible for options under this Plan.

                 (c) The term "optionee" shall mean, for purposes of this Plan, a key employee to whom an option is granted under this Plan.

                 (d) The term "parent" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(e) of the Code and the regulations promulgated thereunder.

                 (e) The term "subsidiary" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(f) of the Code and the regulations promulgated thereunder. In addition, but solely for purposes of determining when an option will otherwise terminate due to the holder's termination of employment and only in the case of a holder who is not subject to Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise a director or officer of the Company or its subsidiaries (as defined in the preceding sentence), "subsidiary" shall include any other entity in
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which the Company or any of its subsidiaries (as defined in the preceding sentence) owns a significant equity interest, as determined by the Committee in its discretion.

         12. Termination or Amendment of Plan. The Board may at any time suspend or terminate the Plan, or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

                 (a) that no such termination or amendment shall adversely affect or impair any then outstanding option or any shares at the time subject to options without the consent of the optionee holding such option; and

                 (b) that any such amendment which requires stockholder approval in order to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, applicable state law, or NASD or exchange listing requirements shall be subject to approval by the stockholders of the Company within one (1) year from the effective date of such amendment and shall be null and void if such approval is not obtained.